United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2018 sustainable Projects group inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2316 Pine Ridge Road, 383 Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 239-316-4593

Sustainable Petroleum Group Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Projects Group Inc.	Page 2

Information to be included in report

Item 1.01 Entry into a Material Definitive Agreement

Sale of Shares in SP Group (Europe) AG

Pursuant to the terms and conditions of a share purchase agreement dated January 18, 2018 between Mathias Gujer and SPGX, SPGX sold 500 shares in the capital of SP Group (Europe) AG to Mathias Gujer. Those shares represent a 5% interest in SP Group (Europe) AG. As consideration for the sold shares, SPGX received $6,000 as a purchase price for the sold shares. See Exhibit 10.9 - Share Purchase Agreement for more details.

Consulting Services - Amixca AG

Management has completed its due diligence on Amixca AG. Pursuant to the terms and conditions of a consultant agreement dated January 18, 2018 between SPGX and Amixca AG, Amixca AG has agreed to continue to provide financial consulting services throughout the next 36 months. Amixca AG is a private Swiss corporation whose business is consulting. See Exhibit 10.10 - Consultant Agreement for more details.

Item 3.02 Unregistered Sales of Equity Securities

December 2017 - $3.50 Private Placement Offering

On December 11, 2017 the board of directors authorized the issuance of 1,000 restricted shares of common stock at an offering price of $3.50 per restricted share. SPGX raised $3,500 in cash in this offering, and issued an aggregate 1,000 restricted shares of common stock to one non-US subscriber outside the United States.

SPGX set the value of the restricted shares arbitrarily without reference to its assets, book value, revenues or other established criteria of value. All the restricted shares issued in this offering were issued for investment purposes in a “private transaction”.

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December 2017 - $4.00 Private Placement Offering

Also, on December 11, 2017 the board of directors authorized the issuance of 5,000 restricted shares of common stock at an offering price of $4.00 per restricted share. SPGX raised $20,000 in cash in this offering, and issued an aggregate 5,000 restricted shares of common stock to one non-US subscriber outside the United States.

SPGX set the value of the restricted shares arbitrarily without reference to its assets, book value, revenues or other established criteria of value. All the restricted shares issued in this offering were issued for investment purposes in a “private transaction”.

For the two non-US subscribers outside the United States in these two closings, SPGX relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that SPGX complied with the requirements of the exemption from the registration and prospectus delivery of the Securities Act of 1933. The offerings were not public offerings and were not accompanied by any general advertisement or any general solicitation. SPGX received from each of the two subscribers a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the resale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares were issued bearing a legend with the applicable trading restrictions.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 18, 2018, Stefan Mühlbauer consented to and was appointed the Chief Financial Officer, Treasurer, and Corporate Secretary of SPGX by the board of directors.

The board of directors and management of SPGX currently consists of Christian Winzenried as a director and as the President and Chief Executive Officer of SPGX, Stefan Mühlbauer as a director and as the Chief Financial Officer, the Treasurer, the Corporate Secretary and the Chief Communications Officer of SPGX, Suha Hächler as a director of the SPGX, and Dr. Philip Grothe as a director of SPGX.

Stefan Mühlbauer (39 years old) has been the Chief Communications Officer of SPGX and a director of SPGX since February 2017 and has been the Chief Financial Officer, Treasurer, and Corporate Secretary of SPGX since January 2018. During the past five years, Mr. Mühlbauer has served as CEO of Arma Communications Inc, a business development and marketing Agency in Naples, Florida since 2013. Additionally Mr. Mühlbauer serves as managing partner for Eagle Run Capital Inc. Previously, Mr. Mühlbauer held positions with several leading investment banks in Europe. Mr. Mühlbauer was the Chief Operating Officer at Silvia Quandt & Cie AG where he was responsible for building up the institution’s research and corporate finance activities. Mr. Mühlbauer received his degree in Finance from the University of Miami.

Form 8-K	Sustainable Projects Group Inc.	Page 3

SPGX does not have any committees, and therefore no directors or officers have served or do serve on any committees, other than the audit committee, which the four directors currently are members. Suha Hächler did not resign as the Chief Financial Officer as a result of any disagreement with SPGX.

During the past three years, none of the current directors or officers have served as a director of any listed companies.

There is no family relationship among the directors or officers of SPGX.

During the last two years, there has been no transaction or proposed transaction that SPGX was or is a party to in which any of the current directors or officers had or is to have a direct or indirect material interest, except for the Services Agreement dated August 1, 2017 between SPGX and Dr. Philip Grothe. See Exhibit 10.7 - Services Agreement for more details.

SPGX has not entered into any material plan, contract, or arrangement (whether or not written) with any of any of current directors or officers.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.7, 10.9 and 10.10, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.8 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.7

Services Agreement dated August 1, 2017 between Sustainable Petroleum Group Inc. and Dr. Philip Grothe, filed as an exhibit to SPGX’s Form 10-K (Annual Report) filed on August 31, 2017, and incorporated herein by reference.

Filed

10.9	Share Purchase Agreement dated January 18, 2018 between Mathias Gujer and Sustainable Projects Group Inc.	Included

10.10	Consultant Agreement dated January 18, 2018 between Sustainable Projects Group Inc. and Amixca AG.	Included

Form 8-K	Sustainable Projects Group Inc.	Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Projects Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable Projects group inc.

Dated: January 19, 2018	By:	/s/ Christian Winzenried
Christian Winzenried – President & CEO